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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported)     December 4, 2004
                                                    ----------------------------

                                BRIGHTPOINT, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

         0-23494                                    35-1778566
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(Commission File Number)                 (IRS Employer Identification No.)


  501 Airtech Parkway, Plainfield, Indiana                       46168
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  (Address of Principal Executive Offices)                    (Zip Code)

                                 (317) 707-2355
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On December 4, 2004, Brightpoint Asia Limited ("Brightpoint Asia"), a wholly-owned subsidiary of Brightpoint, Inc., an Indiana Corporation (the "Registrant"), obtained a $15 million standby letter of credit facility ("Letter of Credit Facility") from HSBC to use as security for certain of its inventory purchases from a key supplier. The Letter of Credit Facility is collateralized by $12 million in cash deposits provided by Brightpoint Asia, as well as a lien on all of Brightpoint Asia's assets and a corporate guarantee for $3 million from the Registrant. The Letter of Credit Facility replaces a prior $15 million letter of credit facility Brightpoint Asia had with another bank, which was supported by $15 million in cash collateral.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             BRIGHTPOINT, Inc.
                                             (Registrant)

                                             By: /s/ Steven E. Fivel
                                                 ------------------------------
                                                 Steven E. Fivel
                                                 Executive Vice President and
                                                 General Counsel

Date:  December 7, 2004